Exhibit 99.CERT

PACIFIC ADVISORS FUND	Exhibit 12(a)(2) to Form N-CSR

I, George A. Henning, certify that:

1.                                      I have reviewed this report on Form N-CSR of Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.;

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.                                      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the Registrant as of, and for, the periods presented in this report;

4.                                      Registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for Registrant and have:

(a)                                 Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to  Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)                                 Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance  regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)                                  Evaluated the effectiveness of Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)                                 Disclosed in this report any change in Registrant’s internal control over financial reporting that occurred during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant’s internal control over financial reporting; and

5.                                      Registrant’s other certifying officer(s) and I have disclosed to Registrant’s auditors and the audit committee of Registrant’s board of directors (or persons performing the equivalent functions):

(a)                                 All significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Registrant’s ability to record, process, summarize and report financial information; and

(b)                                 Any fraud, whether or not material, that involves management or other employees who have a significant role in Registrant’s internal control over financial reporting.

Date: March 5, 2018	Signature:	/s/ George A. Henning
Chairman and Chief Executive Officer

I, Jingjing Yan, certify that:

1.                                      I have reviewed this report on Form N-CSR of Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.;

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.                                      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and changes in net assets of the registrant as of, and for, the periods presented in this report;

4.                                      Registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for registrant and have:

(a)                                 Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to  Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)                                 Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance  regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)                                  Evaluated the effectiveness of Registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)                                 Disclosed in this report any change in Registrant’s internal control over financial reporting that occurred during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant’s internal control over financial reporting; and.

5.                                      Registrant’s other certifying officer(s) and I have disclosed to Registrant’s auditors and the audit committee of Registrant’s board of directors (or persons performing the equivalent functions):

(a)                                 All significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Registrant’s ability to record, process, summarize and report financial information; and

(b)                                 Any fraud, whether or not material, that involves management or other employees who have a significant role in Registrant’s internal control over financial reporting.

Date: March 5, 2018	Signature:	/s/ Jingjing Yan
Chief Financial Officer